                                                                    EXHIBIT 10.1

                       CONTRACT RIGHTS RELEASE AGREEMENT

     This CONTRACT RIGHTS RELEASE AGREEMENT, dated as of July 30, 1999, is made and entered into between Seven-UP/RC Bottling Company of Puerto Rico, Inc., a Puerto Rico corporation ("Seven-UP"), and Pepsi-Cola Puerto Rico Bottling
                          --------
Company, a Delaware corporation ("PPR"). Capitalized terms not otherwise defined
                                  ---
herein have the meanings set forth in Section 1.01.

     WHEREAS, Seven-UP is the franchisee of those certain franchise rights for the bottling, distribution and/or sale of soft drink products bearing the "Seven-UP," "Schweppes," "Sunkist" and "Welch's" brand names (collectively, the "Brands") in the territories specified in each of the Franchise Contracts (as
 ------
hereinafter defined);

     WHEREAS, PPR desires to become a franchisee of the Franchisor (as hereinafter defined);

     WHEREAS, as a precondition to PPR entering into a franchise agreement with each respective Franchisor, it is required that Seven-UP release its rights under the applicable Franchise Contracts and PPR must pay to Seven-Up the Release Payment for Seven-UP's release of its rights under the Franchise Contracts;

     WHEREAS, Seven-UP desires to release all its right, title and interest in, to and under each Franchise Contracts, and PPR desires to pay Seven-UP the amount set forth below in consideration of such release of rights by Seven-UP, all on the terms set forth herein; and

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS

     1.01 Definitions. (a) As used in this Agreement, the following defined
          -----------
terms shall have the meanings indicated below:

     "Act 75" means Section 278 through 278d of Title 10 of the Laws of Puerto
      ------
Rico, as amended from time to time.

     "Actions or Proceedings" means any action, suit, adverse claim proceeding,
      ----------------------
mediation, arbitration or Governmental or Regulatory Authority investigation or audit.

     "Affiliate" means any Person that directly, or indirectly through one of
      ---------
more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of a second Person shall be deemed to control that second Person.

     "Agreement" means this Contract Rights Release Agreement, the Release and
      ---------
the Disclosure Schedule hereto, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

     "Assets and Properties" of any Person at any time of determination means,
      ---------------------
collectively, all assets, properties and rights of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, at such time, including without limitation cash, cash equivalents, investments, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

     "Brands" has the meaning ascribed to it in the recitals hereto.
      ------

     "Closing" has the meaning ascribed to it in Section 3.01.
      -------

     "Closing Date" means the date on which the Closing actually occurs, which
      ------------
shall be either

(a) as soon as practicable after satisfaction of the conditions to closing set forth in Article Six or (b) such other date as Seven-UP and PPR may mutually agree, but in no event later than July 30, 1999.

     "Confidentiality Agreement" has the meaning ascribed to it in Section 7.02.
      -------------------------

     "Disclosure Schedule" means the schedules dated as of the date hereof,
      -------------------
containing all lists, descriptions, exceptions and other information and materials as are required to be included therein pursuant to this Agreement.

     "Franchise Contracts" means each of the franchise, bottling and/or
      -------------------
distribution agreements set forth on Section 2.01 of the Disclosure Schedule and
                                     ---------------------------------------
all rights of Seven-UP under Act 75 and common law with respect to such Franchise Contracts and the Brands.

     "Franchisor" means a party (other than Seven-UP) to any of the Franchise
      ----------
Contracts.

     "Governmental or Regulatory Authority" means any court, tribunal,
      ------------------------------------
arbitrator, authority, agency, commission, official, commonwealth or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "Laws" means all laws, statutes, rules, regulations, ordinances and other
      ----
pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, commonwealth, county, city or other political subdivision or of any Governmental or Regulatory Authority.

     "Licenses" means all licenses, permits, certificates of authority,
      --------
authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

     "Liens" means any mortgage, pledge, assessment, security interest, lease,
      -----
lien, advers claim, levy, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other Contract to give any of the foregoing.

     "Operative Agreements" means, collectively, the Release and all other
      --------------------
documents or instruments executed in connection with this Agreement.

     "Order" means any writ, judgment, decree, injunction or similar order of
      -----
any Governmental or Regulatory Authority (in each such case whether preliminary or final).

     "Permitted Liens" has the meaning ascribed to it in Section 4.05.
      ---------------

     "Person" means any natural person, corporation, general partnership,
      ------
limited partnership, limited liability company, limited liability partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

     "Release Payment" has the meaning ascribed to it in Section 3.03.
      ---------------

     "PPR" has the meaning ascribed to it in the introductory paragraph of this
      ---
Agreement.

     "Release" means the Release to be executed and delivered on the Closing
      -------
Date by Seven-UP, substantially in the form of Exhibit A.

     "Representatives" has the meaning ascribed to it in Section 7.02.
      ---------------

     "Seven-UP" has the meaning ascribed to it in the introductory paragraph of
      --------
this Agreement.

     (b) Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." References herein to the terms "Agreement" and "Operative Agreements" shall mean this Agreement and the Operative Agreements as each may be amended, supplemented or modified from time to time.

                                  ARTICLE II
                                  ----------

                          RELEASE OF CONTRACT RIGHTS

     2.01  Release of Contract Rights. Subject to and upon the terms and
           --------------------------
conditions set forth in this Agreement, at the Closing, Seven-UP will release and discharge all of its rights, title and interest in, to and under the Franchise Contracts by executing a Release with respect to each such Franchise Contract.

     2.02  Assumption of Liabilities. PPR shall not assume any liability or
           -------------------------
obligation of Seven- UP under or in connection with the Franchise Contracts.

     2.03  No Liability. PPR agrees not to assert any claims with respect to the
           ------------
Franchise Contracts after the Closing Date.



                                  ARTICLE III
                                  -----------

                        THE CLOSING AND RELEASE PAYMENT

     3.01  Date and Place. Subject to the terms and conditions set forth in this
           --------------
Agreement, the closing for the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park
 -------
Avenue, New York, New York, or at such other place as PPR and Seven-UP mutually agree, at 3:00 p.m. local time, on the Closing Date.

     3.02  Release. Subject to the terms and conditions hereof, at the Closing,
           -------
Seven-UP will release all its rights, title and interest in, to and under the Franchise Contracts by executing and delivering a Release with respect to each of the Franchise Contracts.

     3.03  Release Payment. In payment for entering into the Releases, PPR shall
           ---------------
pay to Seven- UP at the Closing US$12,000,000 (the "Release Payment") by wire
                                                    ---------------
transfer of immediately available funds to the account of Seven-UP which account will be designated by Seller prior to the Closing.


                                  ARTICLE IV
                                  ----------
                  REPRESENTATIONS AND WARRANTIES OF SEVEN-UP

     PPR hereby acknowledges that it has conducted its own investigation and due diligence with respect to the Franchise Contracts and its request of Seven-UP to release its rights in respect thereof and has relied exclusively thereon as concerns its decision to enter into this Agreement and the Operative Agreements to which it is a party. The provisions of this paragraph shall survive the closing of the transactions contemplated by this Agreement and the execution and delivery of this Agreement and the Operative Agreements.

     Notwithstanding the foregoing, Seven-UP hereby represents and warrants to PPR as follows:

     4.01  Organization. Seven-UP is a corporation duly organized and validly
           ------------
existing under the Laws of the Commonwealth of Puerto Rico.

     4.02  Authority. Seven-UP has all necessary corporate power and authority
           ---------
to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seven-UP of this Agreement and the Operative Agreements to which it is a party, and the performance by Seven-UP of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary board of directors approval and other corporate action of Seven-UP. This Agreement has been duly and validly executed and delivered by Seven-UP and constitutes, and upon the execution and delivery by Seven-UP of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Seven-UP enforceable against Seven-UP in accordance with their terms.

     4.03  No Conflicts. The execution and delivery by Seven-UP of this
           ------------
Agreement does not, and the execution and delivery by Seven-UP of the Operative Agreements to which it is a party, the performance by Seven-UP of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter documents) of Seven-UP; or

     (b) materially conflict with or result in a material violation or material breach of any term or provision of any Law or Order applicable to Seven-UP or its Assets and Properties.

     4.04  Governmental Approvals and Filings. No consent, approval or action
           ----------------------------------
of, filing with or notice to any Governmental or Regulatory Authority on the part of Seven-UP is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     4.05  Liens. Seven-UP owns the contract rights in the Franchise Contracts
           -----
exclusively, and in each case as of the Closing Date will own the contract rights in the Franchise Contracts free and clear of any Liens, except as set forth in Section 4.05 of the Disclosure Schedule (collectively, "Permitted
         ---------------------------------------                 ---------
Liens").
-----

     4.06  Brokers. With the exception of Glover Capital, Inc. (whose fee will
           -------
be paid by Seven-UP), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seven-UP.

     4.07  Legal Proceedings. (a) Except as disclosed in Section 4.07(a) of the
           -----------------                             ----------------------
Disclosure Schedule, there are no Actions or Proceedings currently on-going,
-------------------
pending or, to the knowledge of Seven-UP, threatened against, relating to or affecting Seven-UP or any of its Assets and Properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a material diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to PPR.

     (b)   Except as disclosed in Section 4.07(b) of the Disclosure Schedule,
                                  ------------------------------------------
there are no facts or circumstances to the knowledge of Seven-UP that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to Section 4.07(a).

     4.08  Seven-UP's Knowledge. If the phrase "Seven-UP's knowledge" or
           --------------------
"knowledge of Seven-UP" is used in connection with any representation and warranty made by Seven-UP hereunder, the representation and warranty so qualified shall be deemed to be made by Seven-UP solely on the basis of the actual knowledge, after due inquiry, of the following members of Seven- UP's senior management: Mr. Victor Collazo and Mr. Orlando Gonzalez. It is expressly agreed and acknowledged by PPR that PPR shall have no claim or remedy against Seven-UP for any breach or untruth of any representation or warranty that is qualified by the phrase "Seven-UP's knowledge" or the phrase "knowledge of Seven-UP," except upon a showing by PPR that such breach or untruth was known, after due inquiry, to any of the following members of Seven-UP's senior management: Mr. Victor Collazo and Mr. Orlando Gonzalez.

     The representations and warranties set forth in Section 4.03, Section 4.04,
Section 4.06 and Section 4.07 hereof shall expire on the one year anniversary of the Closing Date. All other representations and warranties set forth in this
Article IV shall survive indefinitely.


                                   ARTICLE V
                                   ---------

                     REPRESENTATIONS AND WARRANTIES OF PPR

     PPR hereby represents and warrants to Seven-UP as follows:

     5.01  Organization. PPR is a corporation duly organized, validly existing
           ------------
and in good standing under the Laws of the state of Delaware. PPR has all necessary corporate power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. PPR is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary and in which the failure to be so qualified, licensed or admitted and in good standing could reasonably be expected to have an adverse effect on the validity or enforceability of this Agreement or any of the Operative Agreements to which it is a party or on the ability of PPR to perform its obligations hereunder and thereunder.

     5.02  Authority. The execution and delivery by PPR of this Agreement and
           ---------
the Operative Agreements to which it is a party, and the performance by PPR of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary board of directors approval and other corporate action of PPR. This Agreement has been duly and validly executed and delivered by PPR and constitutes, and upon the execution and delivery by PPR of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of PPR enforceable against PPR in accordance with their terms.

     5.03  No Conflicts. The execution and delivery by PPR of this Agreement do
           ------------
not, and the execution and delivery by PPR of the Operative Agreements to which it is a party, the performance by PPR of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter documents) of PPR;

     (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to PPR or any of its Assets and Properties; or

     (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under or
(iii) require PPR to obtain any consent, approval or action of, make any filing with, or give any notice to any Person as a result or under the terms of any contract or License to which PPR is a party or by which any of its Assets and Properties is bound.

     5.04  Governmental Approvals and Filings. No consent, approval or action
           ----------------------------------
of, filing with or notice to any Governmental or Regulatory Authority on the part of PPR is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     5.05  Legal Proceedings. (a) Except as disclosed in Section 5.05(a) of the
           -----------------                             ----------------------
Disclosure Schedule, there are no Actions or Proceedings currently on-going,
-------------------
pending or, to the knowledge of PPR, threatened against, relating to or affecting PPR or any of its Assets and Properties (including, without limitation, any antitrust claims) which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to Seven-UP.

     (b)   Except as disclosed in Section 5.05(b) of the Disclosure Schedule,
                                  ------------------------------------------
there are no facts or circumstances known to PPR that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to Section 5.05(a).

     5.06  Brokers. All negotiations relative to this Agreement and the
           -------
transactions contemplated hereby have been carried out by PPR with Seven-UP through Seven-UP's broker, Glover Capital, Inc., without the intervention of any Person on behalf of PPR in such manner as to give rise to any valid claim by any Person against Seven-UP for a finder's fee, brokerage commission or similar payment.

     5.07  Financial Ability. PPR has the financial ability to consummate the
           -----------------
transactions contemplated by this Agreement.

     5.08  No Consents. All consents and approvals necessary to consummate the
           -----------
transactions contemplated by this Agreement shall be obtained prior to or at the Closing, except as otherwise provided herein. No other consent or approval of, or declaration, filing or registration with any non-governmental third-party is required to be obtained by PPR, in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     The representations and warranties set forth in Section 5.03, Section 5.04,
Section 5.05, Section 5.06, Section 5.07 and Section 5.08 hereof shall expire on the one year anniversary of the Closing Date. All other representations and warranties set forth in this Article V shall survive indefinitely.


                                  ARTICLE VI
                                  ----------

                             CONDITIONS TO CLOSING

     6.01  Conditions to Obligations of Seven-UP. The obligations of Seven-UP
           -------------------------------------
hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seven-UP in its sole discretion):

     (a)   Intentionally Omitted.
           ---------------------

     (b)   Deliveries at Closing. At the Closing, Seven-UP shall have received
           ---------------------
from PPR the Release Payment in immediately available funds as provided for in
Section 3.03.

     (c)   Representations and Warranties. Each of the representations and
           ------------------------------
warranties made by PPR in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty were made on and as of the Closing Date, shall have been true and correct in all material respects on and as of such earlier date.

     (d)   Orders and Laws. There shall not be in effect on the Closing Date any
           ---------------
Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

     6.02  Conditions to Obligations of PPR. The obligations of PPR hereunder
           --------------------------------
are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by PPR in its sole discretion):

     (a)   Releases. At the Closing, Seven-UP shall have executed and delivered
           --------
to PPR a Release with respect to each Franchise Contract and any other of the Operative Agreements to which it is a party.

     (b)   Representations and Warranties. Each of the representations and
           ------------------------------
warranties made by Seven-UP in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty were made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

     (c)   Orders and Laws. There shall not be in effect on the Closing Date any
           ---------------
Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

     (d)   Franchise Contracts. At the Closing, Seven-UP shall have delivered
           -------------------
the original executed Franchise Contracts or, to the extent originals are not available, Seven-UP shall have delivered a certificate by the President of Seven-UP that such copy of the Franchise Contract is true and correct.

     (e)   Lien Release. At the Closing, Seven-UP shall deliver to PPR evidence
           ------------
or duly executed documents in proper form to effectuate the cancellation of all Liens (other than the Permitted Liens) encumbering the Franchise Contracts.


                                  ARTICLE VII
                                  -----------

                                 MISCELLANEOUS

     7.01  Notices.  All notices, requests and other communications hereunder
           -------
must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

               If to PPR, to:

               Pepsi-Cola Puerto Rico Bottling Company
               3880 Dain Rauscher Plaza
               60 South Sixth Street
               Minneapolis, MN  55402
               Facsimile No. 612-661-3825

               with a copy to:

               Briggs and Morgan
               2400 IDS Center
               80 South Eighth Street
               Minneapolis, MN  55402
               Facsimile No. 612-334-8650
               Attn:  Brian D. Wenger, Esq.

               If to Seven-UP, to:

               Seven-Up/RC Bottling Company of Puerto Rico, Inc.
               Can, 177 KM 8.3, Los Filtros
               Urb Industriol Minnillas
               Bayam(cent)n, Puerto Rico   00960
               Attn:  President

               with copies to:

               O'Neill & Borges
               American International Plaza, 8th Floor
               250 Mu*oz Rivera Avenue (Hato Rey)
               San Juan, Puerto Rico   00918-1808
               Facsimile No.: 787-753-8944
               Attn:  Juan A. Rivero, Esq.

               Morgan, Lewis & Bockius LLP
               101 Park Avenue
               New York, New York  10178
               Facsimile No.:  (212) 309-6273
               Attn:  Margot B. Schonholtz, Esq.

     7.02  Confidentiality. For a period of five years from the date of this
           ---------------
Agreement, each party hereto will hold, and will use its best efforts to cause its Affiliates and its officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") to hold, in strict confidence from any Person
                ---------------
(other than any such Affiliate or Representative), unless (a) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining any necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or Governmental or Regulatory Authorities, (b) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder or (c) Seven-UP grants prior written consent to make such disclosure, all data and information disclosed by Seven-UP and its Representatives to PPR or its Representatives, as well as any and all reports, analyses, compilations or studies generated, whether or not jointly by the parties or by any party alone, relating to the transactions contemplated hereby, and all data and information relating to the businesses, operation, contractual relationships and financial affairs of Seven-UP, excluding data and information (i) that was at the time of receipt in the public domain or which subsequently became part of the public domain other than by breach by PPR of this Agreement or that certain Confidentiality Agreement between Seven-UP and PPR, dated October 28, 1998 ("Confidentiality Agreement"),
                                                   -------------------------
(ii) that was lawfully in the possession of PPR prior to the date on which PPR received such information from Seven-UP or its Representatives or (iii) that was lawfully acquired from a third party that was under no obligation to keep such data and information confidential. PPR will, and will cause those Persons to whom it has disclosed any documents or information furnished to PPR in connection with this Agreement or the transactions contemplated hereby to, deliver to Seven-UP all documents and other material and all copies thereof in its or their possession, custody or control that contain or incorporate any documents or information furnished to PPR in connection with this Agreement or the transactions contemplated hereby, promptly upon Seven-UP's request. In the event that PPR becomes legally compelled to disclose any information or material subject to this Section 7.02 (collectively, "Confidential Information"), PPR
                                             ------------------------
shall provide Seven-UP with prompt notice thereof, specifying in reasonable detail the nature of such disclosure, so that Seven-UP may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 7.02. PPR shall use, at the request of Seven-UP, all reasonable efforts to cooperate with Seven-UP in seeking a protective order or other appropriate remedy in respect thereof. In the event that such protective order or other remedy is not obtained, or Seven-UP waives compliance with the provisions of this Section 7.02, PPR shall furnish only that part of the Confidential Information which it is advised by written opinion of counsel is legally required and will exercise its best efforts to ensure that confidential treatment will be accorded such Confidential Information. In addition, PPR will provide Seven-UP with written notice of any Confidential Information to be so disclosed as far in advance of its disclosure as is practicable.

     7.03  Entire Agreement. This Agreement and the Operative Agreements
           ----------------
supersede all prior discussions and agreements, including, but not limited to, the Confidentiality Agreement, between the parties with respect to the subject matter hereof and thereof. This Agreement and the Operative Agreements contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

     7.04  Expenses. All costs and expenses, including, without limitation, fees
           --------
and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

     7.05  Public Announcements. Any announcement or press releases by either
           --------------------
party relating to this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby shall be approved in advance by the other party.

     7.06  Waiver. Any term or condition of this Agreement may be waived at any
           ------
time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     7.07  Amendment. This Agreement may be amended, supplemented or modified
           ---------
only by a written instrument duly executed by or on behalf of each party hereto.

     7.08  No Third Party Beneficiary. The terms and provisions of this
           --------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any Person.

     7.09  No Assignment; Binding Effect. Neither this Agreement nor any right,
           -----------------------------
interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     7.10  Disclosure. Neither Seven-UP nor PPR shall be deemed to have made, to
           ----------
any other party hereto or to any Operative Agreement, any representation or warranty with respect to the transactions contemplated hereby other than such representations and warranties as are expressly made by it in this Agreement or in any Operative Agreement to which it is a party.

     7.11  Headings. The headings used in this Agreement have been inserted for
           --------
convenience of reference only and do not define or limit the provisions hereof.

     7.12  Consent to Jurisdiction and Service of Process. PPR hereby
           ----------------------------------------------
irrevocably appoints Brian Wenger, Esq. at his offices at Briggs and Morgan, 2400 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402 and Seven-UP hereby irrevocably appoints Juan A. Rivero, Esq., at his office at O'Neill & Borges, American International Plaza, 8th Floor, 250 Mu*oz Rivera Avenue (Hato
Rey), San Juan, Puerto Rico, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any Action or Proceeding arising in connection with this Agreement or any of the Operative Agreements and upon whom such process may be served, with the same effect as if such party were a resident of the State of New York and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service, provided that in the case of any service upon such agent and
                 --------
attorney, the party effecting such service shall also deliver a copy thereof to the other parties at the addresses and in the manner specified in Section 7.01. The parties hereto will enter into such agreements with such agents as may be necessary to constitute and continue the appointment of such agents hereunder. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, such party will appoint a successor agent and attorney in New York, New York, reasonably satisfactory to the other party, with like powers. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the City of New York in any such Action or Proceeding, and agrees that any such Action or Proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any
                                                 --------------------
other objection to venue therein); provided, however, that such consent to
                                   -----------------
jurisdiction is solely for the purpose referred to in this Section 7.12 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose.

     7.13  Invalid Provisions. If any provision of this Agreement is held to be
           ------------------
illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     7.14  Governing Law; Waiver of Jury Trial. This Agreement shall be governed
           -----------------------------------
by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably waives to the extent permitted by Law its right to a jury trial in any Action or Proceeding arising as a result of or relating to the transactions contemplated by this Agreement or the Operative Agreements.

     7.15  Time of the Essence. Time is of the essence for all deadlines set
           -------------------
forth in this Agreement.

     7.16  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                          [Signature Page to Follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

Affidavit Number       40                      SEVEN-UP/RC BOTTLING COMPANY OF
                       --                      PUERTO RICO, INC.

Subscribed and acknowledged to before me by
Victor M. Callazo, of legal age, married,      By: /s/ Victor M. Callazo
-----------------                                  ----------------------------
business executive and resident of Guaynabo,       Name: Victor M. Callazo
                                   --------              ----------------------
Puerto Rico, in his capacity as President,         Title: President
                                ---------                ----------------------
whom I have identified by means of their
respective Puerto Rico driver's license in

accordance with Article 17(c) of the Notarial
Act, this 30th day of July, 1999, in San Juan,
          ----        ----
Puerto Rico.


/s/ Ivelisse Callazo Rivera
---------------------------
Notary Public



Affidavit Number   1093                        PEPSI-COLA PUERTO RICO BOTTLING
                   ----                        COMPANY

Subscribed and acknowledged to before me by
A. David Velez, of legal age, married,         By: /s/ A. David Velez
--------------                                    ------------------------------
business executive and resident of San Juan,      Name:  A. David Velez
                                   --------             ------------------------
Puerto Rico, in his capacity as President,        Title: President
                                ---------               ------------------------
whom I have identified by means of their

respective Puerto Rico driver's license in
accordance with Article 17(c) of the Notarial
Act, this 30th day of July, 1999, in San Juan,
          ----        ----
Puerto Rico.

/s/ Juan C. Salichs Pou
-----------------------
Notary Public

                                                                       EXHIBIT A


                                    RELEASE

     THIS RELEASE is executed this ___ day of July, 1999 by Seven-UP/RC Bottling Company of Puerto Rico, Inc., a Puerto Rico corporation (hereinafter referred to as "Seven-UP").
    --------

     WHEREAS, Pepsi-Cola Puerto Rico Bottling Company ("PPR"), a Delaware corporation, and Seven-UP have entered into an Contract Rights Release Agreement, dated as of July 30, 1999 (the "Contract Rights Release Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Contract Rights Release Agreement), pursuant to which Seven-UP has agreed to release all of its rights, title and interest in, to and under the Franchise Contracts; and

     WHEREAS, pursuant to Section 3.02 of the Contract Rights Release Agreement, Seven-UP is required to execute and deliver to PPR this Release on the date hereof;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and in the Contract Rights Release Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seven-UP, for itself, and its beneficiaries, agents, representatives, successors and assigns, hereby irrevocably, completely and unconditionally releases any and all future rights, title and interest in, to and under the ____________ between Seven-UP and ____________________________ dated _____________, 19___ (the
"Franchise Agreement"), effective as of the Closing Date. Seven-UP agrees not to institute any lawsuit or administrative action arising under the Franchise Agreement for the period on or after the Closing Date; provided, however, that Seven-UP expressly reserves all rights for claims against the Franchisor arising under the Franchise Agreement, if any, for the period prior to the Closing Date.

     IN WITNESS WHEREOF, the undersigned has caused its duly authorized officers to execute this Release on the day and year first above written.

                                 SEVEN-UP/RC BOTTLING COMPANY
                                 OF PUERTO RICO, INC.


                                 By:________________________________________
                                     Name:
                                     Title:

Affidavit Number _____________

Subscribed and acknowledged to before me by ______________, of legal age, married/single, business executive and resident of ____________, Puerto Rico, in his/her capacity as ____________, whom I have identified by means of their respective Puerto Rico driver's license in accordance with Article 17(c) of the Notarial Act, this ____ day of __________, 1999, in San Juan, Puerto Rico.

                             ______________________________________
                                   Notary Public



ACKNOWLEDGED AND AGREED
this ____ day of July, 1999

PEPSI-COLA PUERTO RICO BOTTLING COMPANY

By: ___________________________________________
    Title:

By its execution hereof, ________________, as the Franchisor under the Franchise Agreement, hereby acknowledges and consents to the release and termination by Seven-UP of its rights under the Franchise Agreement as set forth above and agrees that the effect of such release is a complete termination as of the Closing Date.


CADBURY/DR PEPPER/SEVEN UP, INC.


By:______________________________
   Title:

                       Pepsi-Cola Puerto Rico Bottling Company, Inc. Acquisition


                              GENERAL INFORMATION
                         REGARDING DISCLOSURE SCHEDULE

     This page and all of the sections of this Disclosure Schedule, along with all attachments referred to herein, all of which are hereby incorporated herein by reference, comprise the Disclosure Schedule referred to in the Contract Rights Release Agreement, dated as of July 30, 1999 (which, together with all Exhibits thereto and this Disclosure Schedule, may be sometimes hereinafter collectively referred to as the "Agreement"), by and between Seven-Up/RC
                                 ---------
Bottling Company of Puerto Rico, Inc., a Puerto Rico corporation ("Seller"), and
                                                                   ------
Pepsi-Cola Puerto Rico Bottling Company, Inc., a Delaware corporation ("Purchaser"). To the extent that an item is disclosed or set forth in one
  ---------
section of this Disclosure Schedule or an attachment thereto and is specifically referenced to in a paragraph or section number of the Agreement and that same item also may be applicable to (or properly serve as an amendment to or disclosure regarding) another paragraph or section of the Agreement (other than items regarding compliance with laws and litigation), its inclusion anywhere in this Disclosure Schedule or the attachments thereto shall be deemed to be an automatic cross-reference to, and inclusion in, this Disclosure Schedule or the attachments thereto as may be appropriate throughout the Agreement and any and all applicable sections or paragraphs thereof, whether or not a specific cross-reference is noted. In addition, any and all attachments, statements or other documents attached to any section of this Disclosure Schedule are incorporated by reference to the section of this Disclosure Schedule to which they are either attached or referenced and to any other section of this Disclosure Schedule which may be appropriate. The disclosure in this Disclosure Schedule of any matter not specifically required to be disclosed herein under the terms of one or more sections of the Agreement shall not in any way be deemed to affect the interpretation of the express terms of the Agreement or to establish in any manner a level of materiality for purposes of interpreting the Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Reference to Sections
of Agreement                  Subject Matter of Section
------------                  -------------------------

2.01                          Franchise Contracts
4.05                          Seller Liens
4.07(a)                       Seller Legal Proceedings
4.07(b)                       Seller Legal Proceedings
5.05(a)                       Purchaser Legal Proceedings
5.05(b)                       Purchaser Legal Proceedings

                                 SECTION 2.01

                              Franchise Contracts
                              -------------------


1. Bottling Appointment, dated December 19, 1974, by and between Schweppes U.S.A. Limited and Seven-Up Bottling Company of Puerto Rico, Inc.

2. Sunkist Soft Drink Trademark License and Bottling Agreement, dated as of December 30, 1980, among Sunkist Soft Drinks, Inc., Sunkist Growers, Inc. and Seven-Up Bottling Company, Inc.

3. Sunkist Soft Drink Trademark License for Fountain Syrup and Post-Mix, dated as of December 30, 1980, among Sunkist Soft Drinks, Inc., Seven-Up Bottling Co., Inc. and Sunkist Growers, Inc.

4. 7-Up Franchise Agreement, dated September 12, 1990, between The Seven-Up Company and Seven-Up/RC Bottling Company of Puerto Rico, Inc., d/b/a Seven-Up Bottling Company, Bayamon, Puerto Rico, as amended by that certain Amendment to 7-up Franchise Agreement, dated September 12, 1990, between The Seven-Up Company and Seven-Up/RC Bottling Company of Puerto Rico, Inc., d/b/a Seven-Up Bottling Company, Bayamon, Puerto Rico.

5. Foodservice National Account Program Fountain Syrup Agreement, dated September 12, 1990, between The Seven-Up Company and Seven-Up/RC Bottling Company of Puerto Rico, Inc., d/b/a Seven-Up Bottling Company, Bayamon, Puerto Rico.

6. Sublicense Agreement No. 258-A, dated June 30, 1994, between Premier Beverages, Inc. and Seven-Up/RC Bottling Company of Puerto Rico, Inc.

                                 SECTION 4.05

                                 Seller Liens
                                 ------------


Chattel Mortgage in favor if BT Commercial Corporation executed September 11, 1990 before Salvador Casellas Toro, Aff. 62, guaranteeing the amount of $17,825.00.

                                SECTION 4.07(a)

                           Seller Legal Proceedings
                           ------------------------


Allegation set forth in the letter dated July 23, 1999 from Ramon L. Walker Merino, Esq., counsel to B. Fernandez & Hnos., Inc. and Orange Crush of Puerto Rico, Inc.

                                SECTION 4.07(b)

                           Seller Legal Proceedings
                           ------------------------

Allegation set forth in the letter dated July 23, 1999 from Ramon L. Walker Merino, Esq., counsel to B. Fernandez & Hnos., Inc. and Orange Crush of Puerto Rico, Inc.

                                SECTION 5.05(a)

                          Purchaser Legal Proceedings
                          ---------------------------


                                     None.

                                SECTION 5.05(b)

                          Purchaser Legal Proceedings
                          ---------------------------


                                     None.